UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Item 1: Report to Shareholders

High Yield Fund	November 30, 2010

The views and opinions in this report were current as of November 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The high yield market generated strong gains during the past six months. The overall environment for below investment-grade companies remained favorable thanks to moderating default expectations, abundant liquidity, improving corporate balance sheets, and rising profitability due to effective cost-cutting initiatives. High yield bond prices moved higher through most of the period, although momentum in the asset class waned in November as Treasury yields rose and the sovereign debt crisis in Europe worsened. The companies in our asset class continue to perform well and remain fundamentally strong. However, investors became more cautious as the quantity of new deals increased and the quality of new high yield bond issuance deteriorated late in the period.

PORTFOLIO PERFORMANCE

The High Yield Fund posted good absolute and relative returns during the first half of our fiscal year ended November 30, 2010. Despite market weakness at the end of the reporting period, high yield bonds were one of the best-performing domestic fixed income asset classes. We outperformed our Lipper peer group average and the Credit Suisse High Yield Index due to credit selection, which was particularly strong in financials, autos, broadcasting, and technology. Results for the Advisor Class varied slightly, reflecting its different fee structure.

The fund’s share price advanced $0.33 over the past six months, to $6.72 from $6.39. Capital appreciation contributed more than half of the fund’s total return in the period. The portfolio also generated $0.25 of dividend income, and at the end of the period the 30-day SEC yield was 6.33%. (See the glossary for definitions of these terms.) Our longer-term returns are shown in the table on page 13.

The returns of the T. Rowe Price High Yield Fund compare favorably with those of its peer group, especially over longer time periods. Lipper ranked the fund in the top 16% of its high current yield funds universe for the 10-year period and in the top 20% of its category for the five years ended November 30, 2010. (Based on cumulative total return, Lipper ranked the High Yield Fund 175 of 486, 93 of 422, 71 of 359, and 37 of 234 funds in the high current yield bond funds category for the 1-, 3-, 5-, and 10-year periods ended November 30, 2010, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

HIGH YIELD MARKET ENVIRONMENT

The high yield market has been exceptionally strong, posting its best two-year result in the history of the asset class. After advancing more than 50% in 2009, we witnessed three distinct performance periods in 2010. In the first four months of the year, the market continued the rally that began in late 2008—led by lower-quality issues—a period we refer to as “pedal to the metal.” We witnessed bouts of investor angst relating to sovereign debt concerns, but the market pulled out of them unscathed, and your fund generated excellent returns. The asset class benefited from huge investor cash inflows, positive sentiment, and significant price appreciation as the economy improved and default expectations waned. Investors clamored for yields that were double or triple those of comparable-maturity Treasuries.

In May, the high yield market was rattled by the European sovereign debt crisis. The combination of concern about contagion from the weakest European nations and the potential impact on the U.S. economy hurt all asset classes perceived as risky. We refer to this phase as “back to basics” because investors in high yield pared back risk, fearing losses after the huge gains posted by the lower-quality tiers of the market. Investors rotated out of lower-quality issues and into higher-quality B and BB rated credits. During the summer, investors realized that the economy was in better shape than some had feared, which spurred a rejuvenated rally in both equities and high yield bonds. By the end of October, the high yield market had rallied to a year-to-date gain of about 15%.

We believe that the end of October marked the start of a new phase, which we call “curb your enthusiasm,” given our increasingly cautious take on the prospects for the high yield market. While most of the companies in our universe remain fundamentally stable and are generating strong earnings, it appears that the market’s deal makers have lost some of their discipline. High yield bond deals continued to come to market at a record pace. In November, for example, more than $30 billion of high yield bonds were sold. The total for the first 11 months of the year stands at $277 billion—already 50% higher than last year’s record issuance of about $181 billion.

As the reporting period progressed, we started to see an increase in lower-quality and aggressively leveraged buyout deals, which led us to question whether the market will be able to absorb the volume of lower-quality new supply. Year-to-date through October, about 6.5% of all the new issuance was rated CCC, but in November approximately 10.4% of the new deals were rated CCC or lower. However, unlike 2007 (prior to the junk bond market collapse in 2008), much of the new issue volume in lower-rated credits has been used to refinance existing debt. We now see more deals with lower coupons, less-attractive pricing, and greater concessions, and that has kept us on the sidelines. We have curbed our enthusiasm. We are unwilling to compromise our credit quality standards in an effort to capture a minimal amount of incremental yield.

While we are not turning bearish on the market, because there are still many attractive deals, investors need to be realistic about their expectations for future gains. For the first time in two years, we have recommended to the T. Rowe Price Asset Allocation Committee that our funds with high yield bond exposure should start slightly trimming their high yield allocation. Some of our concern stems from our belief that the multi-decade bull market in bonds may be waning and that the next major trend for interest rates is higher.

Although the yield advantage in the high yield market is still attractive versus Treasuries and investment-grade corporates, our asset class is beginning to look somewhat pricey. We have just come through the best period for high yield ever. That does not mean that the market will correct next year, but we want to be clear that the potential for these kinds of outsized gains has passed. The market has benefited from falling interest rates, and there just isn’t much room for that to continue. We believe that the tailwind of falling rates and the potential for double-digit returns fueled by capital appreciation is fading.

PORTFOLIO REVIEW

The fund’s strongest contributors in outperforming our Credit Suisse benchmark were holdings in financials, autos, broadcasting, and technology. Overall, we did not make any huge shifts in these industry allocations, and each generated double-digit results over the last six months. However, we have added to and remain significantly overweight in financials. Over the past two years, several large investment-grade financial companies were downgraded, increasing the sector’s weighting in the benchmark. In addition to financials, the fund’s core holdings remain in stable sectors, such as wireless communications, services, health care, and energy.

Although the period was very good for the high yield market, we made a few missteps. Our poorest-performing holding, and the only industry to post negative absolute results, was supermarkets. However, supermarkets represented less than 1% of the fund. The fund’s utilities holdings also underperformed, as did our small positions in real estate investment trusts and transportation, although each of these segments generated better than 6% gains over the past six months.

After positioning the portfolio aggressively in the early months of 2010, we have trimmed our exposure to the lowest credit quality tiers and increased our exposure in higher-quality bonds. For example, in the last six months, we systematically reduced our holdings in the CCC and below and B/CCC quality categories to 24% of the fund from 35%. Concurrently, we increased our exposure in higher-rated credit tiers (BBB/BB and above, BB, and BB/B) to 37% from 26% of the portfolio. We trimmed our equity exposure to 3% of the portfolio six months ago, but thanks to a few attractive initial public offerings, our allocation to common and preferred stock edged up to 4% at the end of the reporting period. We intend to selectively add to our equity exposure and bank loan holdings when we see attractive opportunities.

FINANCIALS POWER OUTPERFORMANCE

At the end of the reporting period, five financial institutions stood among our 15 largest positions. In addition to being our leading allocation, the group was also the top contributor to the fund’s six-month results and included five of our top 10 contributors. Ally Financial (formerly known as GMAC) was the portfolio’s best contributor. The company was formerly the financial services arm and a wholly owned subsidiary of General Motors. It has been a large high yield market issuer for quite some time and has taken the serious measures needed to stem losses in an effort to return to investment-grade status. The company is refocused on traditional banking and auto lending, and its bonds performed well. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We wrote about CIT Group and American International Group in our last shareholder report. The portfolio’s second- and third-largest holdings, respectively, were top performance contributors in the past six months. Both of these financial services companies, and Ally to an extent, are benefiting from the improving economic environment and have a good deal of economic sensitivity. We have emphasized financials because we expect upgrades across the group that can lead to significant appreciation. Other financials holdings that performed well over the period included Citigroup, Bank of America, and SLM Corporation (Sallie Mae). Sallie Mae bonds, for example, are BBB/BB rated, which is right on the cusp of investment grade, and pay out an effective yield of almost 10% based on our purchase price.

THE AUTOMOTIVE SECTOR CONTINUES TO DRIVE GOOD GAINS

General Motors (GM) and Ford were strong performers over the last six months. We bought GM’s bonds at 15% of par value after it emerged from bankruptcy. We think it is a solid company with improving fundamentals, and our GM bonds have generated good performance since our initial investment. We like the company’s prospects enough to invest in its common stock, and we recently participated in GM’s initial public offering.

We also added to our positions in Ford bonds, anticipating that the company will be upgraded to investment-grade status in the not-too-distant future. We have been willing to pay more than par value for some of the credits with large coupons. For example, we paid a premium for Ford’s 12% bonds due in 2015 because we think the bonds can go higher should the company get upgraded. However, bonds, unlike stocks, have a limited upside to prices because at maturity they are redeemed at par value. Right now, the 2015 Ford bond trades at a yield to maturity of 5.9%. Although you have to pay a steep premium to buy the bonds, they are still yielding about 400 basis points (4%) more than similar-maturity Treasury bonds. If Ford gets upgraded to investment grade, the spread could tighten further as the bonds appreciate. We wrestle with when to sell highly appreciated bonds, and we continually review the risk/reward trade-off across all of our holdings.

We view the prospects for the auto sector favorably. We locked in good gains on several truck suppliers such as American Axle. We bought American Axle bonds at 73% of par, and they traded up more than 50% before we sold in October. We also invested in Tenneco, the muffler company, when its bonds were at a steep discount to their face value and locked in our profit when the bonds traded above par value in September. We continue to own Goodyear Tire & Rubber, which we like because of its conservative management and because we see a strong replacement cycle in tires. Overall, the sector generated outstanding results over the past six months.

OTHER CONTRIBUTORS AND DETRACTORS

Our wireless communications industry holdings were solid contributors. Sprint Nextel, the portfolio’s fourth-largest holding, and Clearwire, which is a wireless broadband spectrum provider, were strong performers for the past six months. Sprint’s 4G WiMax network (Xohm) merged with Clearwire’s existing WiMax broadband network in May, and Sprint now owns a majority stake in the company. We like the current yield from Clearwire’s 12% bonds due to mature in 2015. Sprint was the first carrier to launch a 4G phone, which has Internet, video, and many attractive available options, through its affiliation with Clearwire. We value the technology, and both companies are positioned to perform well.

Sirius XM Radio was also among the portfolio’s best contributors during the reporting period. Although we sold our position in the company’s convertible bonds for a nice profit, Sirius bonds remain our fifth-largest holding. Part of the company’s success is tied to the recovery of the auto industry, as many new cars come with an installed Sirius system. We believe that over the next 12 to 18 months the company’s cash flow will continue to improve significantly.

Only one industry lost money for the portfolio on an absolute basis—supermarkets—and that was almost entirely because of an ill-timed investment in Great Atlantic & Pacific Tea, the operator of the A&P and Pathmark supermarket chains. We exited our largest and riskiest position in the group in the summer at a loss. The company suffered from competitive pricing pressures and a loss of customers. We made our purchase when we thought the company was in the process of successfully restructuring its business, but management made some poor business decisions, which hurt from a pricing and merchandising standpoint, and the bonds suffered. We dodged a bullet as the company filed for bankruptcy shortly after the end of our reporting period (in mid-December).

From a relative performance standpoint, the energy and service industries were detractors over the six-month reporting period due to credit selection. However, both industries contributed about 9% to absolute results. Despite a few missteps, the portfolio’s overall credit selection was very good, and it led us to outperform the benchmark since the end of May.

OUTLOOK

We think the high yield market can continue to generate decent gains, but returns are likely to be closer to our long-term results than the exceptional returns we have enjoyed over the past two years. Upgrade potential exists for many of our bonds, several of which are marching toward investment-grade status, and that could mean more spread tightening. At the end of the reporting period, the high yield market traded at about 644 basis points (6.44%) above the 1.42% yield on five-year Treasuries. That is about the historical spread for the high yield market over the long term, but we are heading into an ultra-low default environment. The long-term average default rate has been about 4% per year, and next year most high yield analysts agree that the default rate will be closer to 1%. That leads us to believe the market should be trading tighter than its historical average. At this point, after posting great gains for the past two years, we will not argue that our market is cheap. However, given the strong fundamentals and the historically low default expectations, the market can and should trade at 500 basis points over Treasuries.

The 800-pound gorilla in the room is interest rates. At some point the 20-year bull market in bonds will end and interest rates across the spectrum will move higher. High yield bonds will decline because they are not immune to a rising rate trend, but it is almost certain that they will not decline as much as long-duration, high-quality credits. We expect high yield bond returns to be below the results we have enjoyed over the last two years, but we also believe that their shorter-duration profile and high income will enable them to deliver better results than high-quality bonds.

We think that bank loans are likely to become more of a focus for us in 2011. Loans look attractive because they have a floating rate feature that ratchets up with rising rates every 90 days, so if and when interest rates move higher, their yield will also rise. Additionally, they are a more defensive asset class—higher in the capital structure than bonds. We will continue our commitment to research and diversification, which we believe is prudent for a fund that invests in a riskier area of the bond market. As always, our aim is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

December 16, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/10
Ally Financial	2.5%
CIT Group	2.3
American International Group	2.2
Sprint Nextel	1.8
Sirius XM Radio	1.2
Univision Communications	1.2
E*Trade Financial	1.2
Intelsat	1.2
Ford Motor	1.1
Lyondell Chemical Company	1.0
SLM Corporation	0.9
Alcatel-Lucent	0.9
Nuveen Investments	0.9
Clearwire	0.8
Wind Acquisition	0.8
Ryerson Tull	0.7
HCA	0.7
Charter Communications	0.7
UAL	0.7
MGM Mirage	0.7
Delta Air Lines	0.6
Digicel	0.6
Michaels Stores	0.6
NRG Energy	0.6
Calpine	0.6
Total	26.5%

Note: The information shown does not reflect any cash reserves or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 11/30/10‡	Year Ended 5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡
NET ASSET VALUE						
Beginning of period	$ 6.39	$ 5.45	$ 6.55	$ 7.21	$ 6.88	$ 6.91
Investment activities						
Net investment income	0.27	0.53	0.50	0.50	0.50	0.51
Net realized and unrealized gain (loss)	0.31	0.91	(1.13)	(0.65)	0.34	(0.02)
Total from investment activities	0.58	1.44	(0.63)	(0.15)	0.84	0.49
Distributions						
Net investment income	(0.25)	(0.50)	(0.47)	(0.51)	(0.51)	(0.52)
NET ASSET VALUE						
End of period	**$ 6.72**	**$ 6.39**	**$ 5.45**	**$ 6.55**	**$ 7.21**	**$ 6.88**

Ratios/Supplemental Data

Total return(1)	**9.27%**	**26.88%**	**(9.13)%**	**(1.96)%**	**12.75%**	**7.32%**
Ratio of total expenses to average net assets	0.74%(2)	0.76%	0.80%	0.76%	0.77%	0.77%
Ratio of net investment income to average net assets	8.03%(2)	8.59%	9.40%	7.53%	7.15%	7.29%
Portfolio turnover rate	34.3%	81.8%	54.4%	68.9%	70.1%	65.1%
Net assets, end of period (in millions)	$ 6,293	$ 5,487	$ 4,552	$ 4,227	$ 4,501	$ 3,444

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 11/30/10‡	Year Ended 5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡
NET ASSET VALUE						
Beginning of period	$ 6.38	$ 5.45	$ 6.53	$ 7.20	$ 6.87	$ 6.89
Investment activities						
Net investment income	0.26	0.52	0.49	0.49	0.48	0.49
Net realized and unrealized gain (loss)	0.32	0.89	(1.11)	(0.66)	0.35	–
Total from investment activities	0.58	1.41	(0.62)	(0.17)	0.83	0.49
Distributions						
Net investment income	(0.25)	(0.48)	(0.46)	(0.50)	(0.50)	(0.51)
NET ASSET VALUE						
End of period	$ 6.71	$ 6.38	$ 5.45	$ 6.53	$ 7.20	$ 6.87

Ratios/Supplemental Data

Total return(1)	9.16%	26.40%	(9.03)%	(2.32)%	12.53%	7.27%
Ratio of total expenses to average net assets	0.98%(2)	0.99%	1.01%	0.98%	1.00%	0.98%
Ratio of net investment income to average net assets	7.79%(2)	8.40%	9.08%	7.31%	6.95%	7.06%
Portfolio turnover rate	34.3%	81.8%	54.4%	68.9%	70.1%	65.1%
Net assets, end of period (in millions)	$ 1,853	$ 1,748	$ 1,119	$ 1,204	$ 1,145	$ 1,011

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 86.1%		
Advertising 0.2%		
Interpublic Group of Companies, 10.00%, 7/15/17	10,203	11,835
		11,835
Aerospace & Defense 0.8%		
BE Aerospace, 8.50%, 7/1/18	10,000	10,900
Bombardier, 6.125%, 5/15/21 (EUR) (1)	5,400	6,519
Bombardier, 6.30%, 5/1/14 (1)	5,000	5,188
Bombardier, 7.45%, 5/1/34 (1)	8,650	8,520
Kratos Defense & Security Solutions, 10.00%, 6/1/17	7,950	8,864
Sequa, 11.75%, 12/1/15 (1)	15,825	16,735
Sequa, PIK, 13.50%, 12/1/15 (1)	6,725	7,280
Spirit Aerosystems, 7.50%, 10/1/17	4,575	4,758
		68,764
Airlines 1.3%		
Continental Airlines, 6.75%, 9/15/15 (1)	36,600	37,790
Continental Airlines, 7.25%, 11/10/19	4,449	5,027
Continental Airlines, 9.25%, 5/10/17	2,968	3,235
Delta Air Lines, 9.50%, 9/15/14 (1)	13,273	14,434
Delta Air Lines, 12.25%, 3/15/15 (1)	32,100	36,514
United Airlines, 12.00%, 11/1/13 (1)	6,175	6,885
		103,885
Automotive 3.0%		
Affinia Group, 9.00%, 11/30/14	3,000	3,060
Affinia Group, 10.75%, 8/15/16 (1)	3,950	4,394
Allison Transmission, PIK, 11.25%, 11/1/15 (1)	33,977	36,865
Commercial Vehicle Group, PIK, 13.00%, 2/15/13	10,772	11,041
Conti-Gummi Finance, 6.50%, 1/5/16 (EUR) (1)	2,275	2,925

Conti-Gummi Finance, 7.50%, 9/15/17 (EUR) (1)	3,900	5,107
Conti-Gummi Finance, 8.50%, 7/15/15 (EUR) (1)	9,725	13,476
Ford Motor, 7.45%, 7/16/31	11,725	12,604
Ford Motor Credit, 6.625%, 8/15/17	3,975	4,074
Ford Motor Credit, 8.70%, 10/1/14	44,575	49,255
Ford Motor Credit, 12.00%, 5/15/15	21,015	25,954
Goodyear Tire & Rubber, 10.50%, 5/15/16	20,058	21,939
KAR Holdings, 10.00%, 5/1/15	34,453	36,348
Pinafore, 9.00%, 10/1/18 (1)	17,250	18,113
		245,155
Banking 0.8%		
Adfitech, 8.00%, 3/15/20	300	211
Amsouth Bank, 5.20%, 4/1/15	2,350	2,183
Bank of America Capital Trust VI, 5.625%, 3/8/35	20,748	17,402
Regions Bank, 7.50%, 5/15/18	18,150	17,515
Royal Bank of Scotland Group, VR, 7.648%, 8/29/49	11,106	9,551
Synovus Financial, 5.125%, 6/15/17	10,280	8,224
Zions Bancorporation, 7.75%, 9/23/14	9,705	10,214
		65,300
Broadcasting 3.1%		
Lamar Media, 6.625%, 8/15/15	6,064	6,094
Lamar Media, 7.875%, 4/15/18	5,225	5,539
Lamar Media, 9.75%, 4/1/14	8,125	9,262
Nexstar Finance, 7.00%, 1/15/14	3,164	3,069
Nexstar Finance, 8.875%, 4/15/17 (1)	8,225	8,595
Nexstar Finance, PIK, 0.50%, 1/15/14	9,678	8,657
Nexstar Finance, VR, 11.375%, 4/1/13	5,698	5,770
Sinclair Television Group, 9.25%, 11/1/17 (1)	15,465	16,664

Sirius XM Radio, 8.75%, 4/1/15 (1)	35,495	37,092
Sirius XM Radio, 9.75%, 9/1/15 (1)	5,825	6,466
Umbrella Acquisition, PIK, 9.75%, 3/15/15 (1)	35,301	36,513
Univision Communications, 7.875%, 11/1/20 (1)	20,930	21,296
Univision Communications, 8.50%, 5/15/21 (1)	19,975	19,076
Univision Communications, 12.00%, 7/1/14 (1)	16,975	18,460
XM Satellite Radio, 7.625%, 11/1/18 (1)	8,325	8,325
XM Satellite Radio, 13.00%, 8/1/13 (1)	38,480	45,118
		255,996
Building & Real Estate 0.5%		
Beazer Homes USA, 8.125%, 6/15/16	5,495	5,248
Beazer Homes USA, 9.125%, 6/15/18	13,550	13,008
Beazer Homes USA, 9.125%, 5/15/19 (1)	6,450	6,192
Standard Pacific, 8.375%, 5/15/18	4,200	4,326
Standard Pacific, 10.75%, 9/15/16	9,975	11,421
		40,195
Building Products 2.1%		
Associated Materials, 9.125%, 11/1/17 (1)	17,000	17,298
CEMEX Finance, 9.50%, 12/14/16 (1)	14,997	15,072
Gibraltar Industries, VR, 8.00%, 12/1/15	18,675	18,395
Grohe Holding, 8.625%, 10/1/14 (EUR)(1)	637	835
Grohe Holding, VR, 3.86%, 1/15/14 (EUR)	4,574	5,626
HeidelbergCement, 8.00%, 1/31/17 (EUR)	3,600	4,870
Masco, 6.125%, 10/3/16	2,100	2,139
Masco, 7.125%, 3/15/20	11,090	11,560
Mohawk Industries, VR, 6.875%, 1/15/16	5,200	5,564
Nortek, 10.00%, 12/1/18 (1)	9,200	9,292
Obrascon Huarte Lain, 7.375%, 4/28/15 (EUR)	19,750	23,489

Ply Gem Industries, 11.75%, 6/15/13	17,400	18,400
Reliance Intermediate, 9.50%, 12/15/19 (1)	16,125	17,116
Texas Industries, 9.25%, 8/15/20 (1)	12,575	13,204
USG, 8.375%, 10/15/18 (1)	5,875	5,684
		168,544
Cable Operators 2.8%		
Cablevision Systems, 7.75%, 4/15/18	12,975	13,721
Cablevision Systems, 8.00%, 4/15/20	5,100	5,419
Cequel Communications, 8.625%, 11/15/17 (1)	22,550	23,001
Charter Communications Holdings, 7.25%, 10/30/17 (1)	22,125	22,567
Charter Communications Holdings, 7.875%, 4/30/18 (1)	9,040	9,356
Charter Communications Holdings, 8.125%, 4/30/20 (1)	5,025	5,276
Charter Communications Holdings II, 13.50%, 11/30/16	4,200	4,935
Charter Communications Operating, VR, 10.875%, 9/15/14 (1)	10,200	11,398
CSC Holdings, 8.50%, 4/15/14	19,540	21,396
CSC Holdings, 8.50%, 6/15/15	7,700	8,297
Mediacom Broadband, 8.50%, 10/15/15	5,000	4,975
Nara Cable Funding, 8.875%, 12/1/18 (EUR) (1)	11,275	13,465
UPC Germany, 8.125%, 12/1/17 (1)	12,800	13,393
UPC Germany, 9.625%, 12/1/19 (EUR) (1)	1,700	2,345
UPC Holding, 8.375%, 8/15/20 (EUR)(1)	11,175	14,506
Videotron, 6.875%, 1/15/14	5,000	5,063
Videotron, 9.125%, 4/15/18	5,745	6,377
Virgin Media Finance, 9.50%, 8/15/16	17,835	19,975
Ziggo Bond, 8.00%, 5/15/18 (EUR) (1)	14,991	19,435
		224,900
Chemicals 3.1%		
Celanese U.S. Holdings, 6.625%, 10/15/18 (1)	9,925	10,198

CF Industries, 6.875%, 5/1/18	6,490	7,123
Hexion U.S. Finance, 8.875%, 2/1/18	16,125	16,609
Hexion U.S. Finance, 9.00%, 11/15/20 (1)	7,675	7,646
Huntsman International, 5.50%, 6/30/16	9,600	9,264
Huntsman International, 8.625%, 3/15/20	3,775	4,020
Huntsman International, 8.625%, 3/15/21 (1)	24,000	25,320
Kerling, 10.625%, 2/1/17 (EUR) (1)	17,050	23,128
Koppers Industry, 7.875%, 12/1/19	5,650	6,046
Lyondell Chemical, 8.00%, 11/1/17 (1)	35,750	38,610
Lyondell Chemical, 11.00%, 5/1/18	35,475	39,377
Momentive Performance, 9.00%, 1/15/21 (1)	13,025	13,025
Momentive Performance, STEP, 11.50%, 12/1/16	16,200	16,969
OMNOVA Solutions, 7.875%, 11/1/18 (1)	5,025	4,987
PolyOne, 7.375%, 9/15/20	7,775	7,950
Rhodia, 6.875%, 9/15/20 (1)	6,600	6,898
Solutia, 8.75%, 11/1/17	12,000	13,110
Westlake Chemical, 6.625%, 1/15/16	4,823	4,968
		255,248
Consumer Products 1.2%		
Acco Brands, 10.625%, 3/15/15	4,225	4,711
Central Garden & Pet, 8.25%, 3/1/18	9,300	9,602
Easton-Bell Sports, 9.75%, 12/1/16	3,825	4,102
Hanesbrands, 6.375%, 12/15/20 (1)	17,365	16,497
Hanesbrands, 8.00%, 12/15/16	7,225	7,695
Levi Strauss, 7.625%, 5/15/20	11,850	12,087
Levi Strauss, 8.875%, 4/1/16	3,875	4,049
Sealy Mattress, 8.25%, 6/15/14	4,310	4,315
Sealy Mattress, 10.875%, 4/15/16 (1)	7,300	8,340

Susser Holdings, 8.50%, 5/15/16	11,975	12,694
The Pantry, 7.75%, 2/15/14	12,775	12,807
		96,899
Container 1.7%		
Ardagh Packaging Finance, 7.375%, 10/15/17 (1)	10,275	10,695
Berry Plastics, 8.25%, 11/15/15	18,775	19,620
Berry Plastics, 9.75%, 1/15/21 (1)	21,850	21,249
Bway, 10.00%, 6/15/18 (1)	10,175	10,913
Clondalkin Acquisition, VR, 2.292%, 12/15/13 (1)	5,760	5,321
Crown Americas, 7.625%, 5/15/17	7,625	8,235
Crown Euro Holdings, 7.125%, 8/15/18 (EUR) (1)	5,605	7,476
Plastipak Holdings, 10.625%, 8/15/19 (1)	5,800	6,525
Plastipak Holdings, Series F, 10.625%, 8/15/19 (1)	6,175	6,947
Rexam, VR, 6.75%, 6/29/67 (EUR)	4,325	4,954
Reynolds Group, 7.125%, 4/15/19 (1)	14,425	14,605
Reynolds Group, 7.75%, 10/15/16 (1)	10,525	10,630
Solo Cup, 10.50%, 11/1/13	14,020	14,581
		141,751
Diversified Chemicals 0.1%		
Rohm & Haas, 7.85%, 7/15/29	7,650	8,732
		8,732
Electric Utilities 0.1%		
Dubai Electricity & Water, 7.375%, 10/21/20 (1)	12,360	11,472
		11,472
Energy 8.2%		
Alta Mesa Holdings, 9.625%, 10/15/18 (1)	15,050	14,749
Amerigas Partners, 7.125%, 5/20/16	2,925	3,027

Antero Resources Finance, 9.375%, 12/1/17	24,275	25,125
Berry Petroleum, 6.75%, 11/1/20	7,215	7,143
Berry Petroleum, 8.25%, 11/1/16	1,475	1,534
Berry Petroleum, 10.25%, 6/1/14	9,950	11,455
Bill Barrett, 9.875%, 7/15/16	11,575	12,617
Chesapeake Energy, 6.625%, 8/15/20	24,040	24,100
Chesapeake Energy, 9.50%, 2/15/15	17,750	19,880
Compagnie Generale de Geophysique, 7.50%, 5/15/15	5,390	5,525
Compagnie Generale de Geophysique, 9.50%, 5/15/16	3,075	3,333
Complete Production Services, 8.00%, 12/15/16	18,690	19,111
Concho Resources, 8.625%, 10/1/17	9,175	9,875
Connacher Oil & Gas, 10.25%, 12/15/15 (1)	30,700	30,239
Continental Resources, 7.125%, 4/1/21 (1)	6,150	6,442
Denbury Resources, 8.25%, 2/15/20	16,254	17,717
Denbury Resources, 9.75%, 3/1/16	8,250	9,137
El Paso, 8.25%, 2/15/16	6,775	7,419
El Paso, 12.00%, 12/12/13	20,000	24,450
Encore Acquisition, 9.50%, 5/1/16	8,750	9,669
Energy Transfer Equity, 7.50%, 10/15/20	32,525	33,501
Exterran Holdings, 7.25%, 12/1/18 (1)	9,625	9,625
Forest Oil, 7.25%, 6/15/19	2,130	2,157
Forest Oil, 8.50%, 2/15/14	9,575	10,341
Global Geophysical, 10.50%, 5/1/17	13,550	13,347
Hilcorp Energy, 7.625%, 4/15/21 (1)	19,575	20,162
Hilcorp Energy, 8.00%, 2/15/20 (1)	19,265	19,939
Inergy, 7.00%, 10/1/18 (1)	10,175	10,429
Inergy, 8.75%, 3/1/15	11,100	11,766
Linn Energy, 8.625%, 4/15/20 (1)	34,925	36,933
Markwest Energy Partners, 6.75%, 11/1/20	11,000	11,027

Newfield Exploration, 6.875%, 2/1/20	17,040	17,807
Niska Gas Storage, 8.875%, 3/15/18 (1)	9,175	9,807
Penn Virginia, 10.375%, 6/15/16	6,600	7,293
Petrohawk Energy, 7.875%, 6/1/15	3,075	3,190
Petrohawk Energy, 10.50%, 8/1/14	16,425	18,642
Plains Exploration & Production, 10.00%, 3/1/16	13,000	14,365
Precision Drilling, 6.625%, 11/15/20 (1)	12,865	13,058
QEP Resources, 6.875%, 3/1/21	7,265	7,665
Quicksilver Resources, 11.75%, 1/1/16	14,100	16,215
Range Resources, 6.75%, 8/1/20	20,125	20,829
RDS Ultra-Deepwater, 11.875%, 3/15/17 (1)	8,600	9,137
Regency Energy Partners, 6.875%, 12/1/18	10,915	11,079
Southwestern Energy, 7.50%, 2/1/18	26,510	30,023
Swift Energy, 8.875%, 1/15/20	14,875	15,953
Tesoro, 6.50%, 6/1/17	24,250	24,007
Tesoro, 9.75%, 6/1/19	325	358
Whiting Petroleum, 6.50%, 10/1/18	7,850	7,929
		669,131
Entertainment & Leisure 1.9%		
AMC Entertainment, 8.75%, 6/1/19	14,472	15,376
Cedar Fair/Canada's Wonderland, 9.125%, 8/1/18 (1)	12,600	13,482
Cinemark USA, 8.625%, 6/15/19	9,650	10,350
Lions Gate Entertainment, 10.25%, 11/1/16 (1)	13,425	13,677
MU Finance, 8.375%, 2/1/17 (1)	30,150	29,698
NCL Corporation, 9.50%, 11/15/18 (1)	5,225	5,277
Regal Cinemas, 8.625%, 7/15/19	12,575	13,235
Regal Entertainment, 9.125%, 8/15/18	6,050	6,368
Speedway Motorsports, 8.75%, 6/1/16	6,645	7,285

Ticketmaster, 10.75%, 8/1/16	15,695	17,186
Universal City Development Partners, 8.875%, 11/15/15	12,700	13,398
Universal City Development Partners, 10.875%, 11/15/16	5,250	5,762
		151,094
Exploration & Production 0.5%		
Anadarko Petroleum, 6.20%, 3/15/40	2,540	2,386
Anadarko Petroleum, 6.375%, 9/15/17	22,525	24,296
Anadarko Petroleum, 8.70%, 3/15/19	13,005	15,978
		42,660
Financial 10.9%		
Aircastle, 9.75%, 8/1/18	10,800	11,718
Ally Financial, 6.25%, 12/1/17 (1)	31,800	30,926
Ally Financial, 7.50%, 9/15/20 (1)	48,965	49,332
Ally Financial, 8.30%, 2/12/15	18,065	18,968
Ally Financial, GMAC, 8.00%, 11/1/31	39,047	40,023
American Capital, 8.96%, 12/31/13 (1)	1,559	1,547
American Capital, 8.96%, 12/31/13	13,950	14,495
American General Finance, 6.90%, 12/15/17	29,059	23,247
American International Group, 8.25%, 8/15/18	60,399	68,553
AWAS Aviation Capital, 7.00%, 10/15/16 (1)	15,925	16,084
CIT Group, 7.00%, 5/1/17	168,550	165,179
Citigroup Capital XXI, VR, 8.30%, 12/21/77	26,200	27,117
E*Trade Financial, 7.375%, 9/15/13	23,560	23,324
E*Trade Financial, 7.875%, 12/1/15	15,350	15,120
E*Trade Financial, PIK, 12.50%, 11/30/17	48,144	55,606
FBOP Capital Trust II, 10.00%, 1/15/11 (1)(6)	4,200	—
Hub International Holdings, 9.00%, 12/15/14 (1)	13,625	13,659
Hub International Holdings, 10.25%, 6/15/15 (1)	29,560	29,264

Icahn Enterprises, 7.75%, 1/15/16	18,450	18,312
Icahn Enterprises, 7.75%, 1/15/16 (1)	10,950	10,977
International Lease Finance, 6.50%, 9/1/14 (1)	13,830	14,591
International Lease Finance, 7.125%, 9/1/18 (1)	1,075	1,142
International Lease Finance, 8.625%, 9/15/15 (1)	42,590	44,932
International Lease Finance, 8.875%, 9/1/17	19,375	20,538
Nuveen Investments, 5.50%, 9/15/15	34,273	28,789
Nuveen Investments, 10.50%, 11/15/15	17,700	17,612
Penson Worldwide, 12.50%, 5/15/17 (1)	4,375	3,992
PHH, 9.25%, 3/1/16 (1)	11,475	11,762
Provident Funding Association, 10.25%, 4/15/17 (1)	14,525	14,961
SLM Corporation, 5.00%, 10/1/13	17,992	17,880
SLM Corporation, 5.05%, 11/14/14	4,856	4,697
SLM Corporation, 5.375%, 5/15/14	6,475	6,348
SLM Corporation, 8.45%, 6/15/18	41,241	42,514
Thornburg Mortgage, 8.00%, 5/15/13 Acquisition Date: 7/11/08 - 8/8/10 Acquisition Cost $2,051 (2)(7)	3,838	–
Thornburg Mortgage, PIK, 12.00%, 3/31/15 Acquisition Date: 9/30/08, Acquisition Cost $625 (2)(7)	625	–
Thornburg Mortgage, VR, 12.00%, 3/31/15 Acquisition Date: 9/30/08, Acquisition Cost $5,662 (1)(2)(7)	6,942	–
USI Holdings, 9.75%, 5/15/15 (1)	7,350	7,313
Washington Mutual, 5.00%, 3/22/12	14,925	16,399
		886,921
Food/Tobacco 2.1%		
Alliance One, 10.00%, 7/15/16	17,025	17,876
Bumble Bee Foods, 7.75%, 12/15/15	1,687	1,936
Campofrio Food, 8.25%, 10/31/16 (EUR) (1)	7,340	9,635
CEDC Finance International, 9.125%, 12/1/16 (1)	7,975	8,414

Constellation Brands, 8.375%, 12/15/14	725	797
Cott Beverages, 8.375%, 11/15/17	5,075	5,430
Del Monte, 7.50%, 10/15/19	925	1,054
Dole Foods, 13.875%, 3/15/14	6,338	7,732
JBS Finance II, 8.25%, 1/29/18 (1)	16,350	16,432
JBS USA, 11.625%, 5/1/14	10,680	12,389
Land O' Lakes Capital Trust I, 7.45%, 3/15/28 (1)	19,334	17,497
Michael Foods, 9.75%, 7/15/18 (1)	21,175	23,028
Pinnacle Foods, 9.25%, 4/1/15	8,000	8,220
Pinnacle Foods, 10.625%, 4/1/17	4,825	5,151
R&R Ice Cream, 8.375%, 11/15/17 (EUR) (1)	3,775	4,974
Reddy Ice Holdings, 11.25%, 3/15/15	6,483	6,613
Reddy Ice Holdings, STEP, 10.50%, 11/1/12	4,866	4,817
Smithfield Foods, 7.75%, 7/1/17	5,425	5,506
Smithfield Foods, 10.00%, 7/15/14 (1)	2,815	3,202
Tyson Foods, 10.50%, 3/1/14	5,925	6,977
		167,680
Forest Products 1.7%		
Boise Cascade, 7.125%, 10/15/14	6,975	6,862
Boise Paper, 8.00%, 4/1/20	6,200	6,696
Boise Paper, 9.00%, 11/1/17	7,900	8,730
Cascades, 7.75%, 12/15/17	8,100	8,525
Cascades, 7.875%, 1/15/20	6,725	7,095
Cellu Tissue Holdings, 11.50%, 6/1/14	9,650	11,290
Clearwater Paper, 7.125%, 11/1/18 (1)	6,225	6,521
Clearwater Paper, 10.625%, 6/15/16	6,325	7,211
Domtar, 7.125%, 8/15/15	5,075	5,532
Georgia Pacific, 7.00%, 1/15/15 (1)	4,175	4,305

Graphic Packaging International, 9.50%, 6/15/17	13,125	14,241
Jefferson Smurfit Group, 7.75%, 4/1/15	7,375	7,596
Mercer International, 9.50%, 12/1/17 (1)	13,750	13,905
Rock-Tenn, 9.25%, 3/15/16	5,500	5,981
Smurfit Kappa Acquisitions, 7.25%, 11/15/17 (EUR)(1)	4,475	5,881
Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (EUR)(1)	6,585	8,804
Verso Paper Holdings, 11.50%, 7/1/14	5,750	6,296
		135,471
Gaming 2.6%		
Ameristar Casinos, 9.25%, 6/1/14	17,080	18,275
Cirsa Finance (Luxembourg), 8.75%, 5/15/18 (EUR)(1)	11,700	14,959
Harrah's Operating, 11.25%, 6/1/17	43,500	47,306
MGM Mirage, 9.00%, 3/15/20 (1)	12,065	13,121
MGM Mirage, 13.00%, 11/15/13	9,309	10,985
MGM Resorts International, 10.375%, 5/15/14	9,075	10,096
MGM Resorts International, 11.125%, 11/15/17	16,905	19,103
Pinnacle Entertainment, 8.625%, 8/1/17	10,800	11,583
Pinnacle Entertainment, 8.75%, 5/15/20	7,675	7,637
Pokagon Gaming Authority, 10.375%, 6/15/14 (1)	8,982	9,341
Seminole Indian Tribe of Florida, 7.75%, 10/1/17 (1)	8,900	9,170
Seneca Gaming, 8.25%, 12/1/18 (1)	8,250	8,209
Wynn Las Vegas, 7.75%, 8/15/20 (1)	14,950	15,847
Wynn Las Vegas, 7.875%, 11/1/17	16,350	17,331
		212,963
Gas & Gas Transmission 0.1%		
Kinder Morgan Finance, 5.70%, 1/5/16	9,875	10,072
		10,072

Health Care 6.2%

Accellent, 8.375%, 2/1/17	11,150	11,261
Accellent, 10.00%, 11/1/17 (1)	17,225	15,675
Accellent, 10.50%, 12/1/13	8,386	8,606
Bausch & Lomb, 9.875%, 11/1/15	16,325	17,019
Biomet, 11.625%, 10/15/17	34,325	37,843
Capella Healthcare, 9.25%, 7/1/17 (1)	12,465	12,964
Centene, 7.25%, 4/1/14	14,223	14,596
Community Health Systems, 8.875%, 7/15/15	27,225	28,450
DaVita, 6.375%, 11/1/18	8,490	8,448
DaVita, 6.625%, 11/1/20	9,565	9,422
Endo Pharmaceutical Holdings, 7.00%, 12/15/20 (1)	5,500	5,555
HCA, 8.50%, 4/15/19	12,525	13,621
HCA, 9.25%, 11/15/16	21,225	22,711
HCA, 9.875%, 2/15/17	3,600	3,924
HCA, PIK, 9.625%, 11/15/16	14,701	15,730
Inventiv Health, 10.00%, 8/15/18 (1)	10,450	10,241
Lifepoint Hospitals Holdings, 6.625%, 10/1/20 (1)	6,150	6,058
MedAssets, 8.00%, 11/15/18 (1)	10,525	10,578
Multiplan, 9.875%, 9/1/18 (1)	21,750	23,272
Mylan Laboratories, 7.625%, 7/15/17 (1)	8,225	8,677
Novasep Holdings, 9.75%, 12/15/16 (1)	10,075	7,052
Omega Healthcare Investors, 6.75%, 10/15/22 (1)	10,350	10,195
Oncure Medical, 11.75%, 5/15/17 (1)	9,800	9,004
Radiation Therapy, 9.875%, 4/15/17 (1)	14,448	14,195
Talecris Biotherapeutics, 7.75%, 11/15/16	18,775	20,371
Tenet Healthcare, 6.50%, 6/1/12	5,881	5,940
Tenet Healthcare, 8.00%, 8/1/20 (1)	21,815	21,379
Tenet Healthcare, 8.875%, 7/1/19	15,425	16,466

Lodging 0.3%		
Gaylord Entertainment, 6.75%, 11/15/14	6,150	6,058
Host Marriott, 6.75%, 6/1/16	7,500	7,687
ITT Corporation, 7.375%, 11/15/15	4,550	5,096
Starwood Hotels & Resorts Worldwide, 7.875%, 10/15/14	2,150	2,455
		21,296
Manufacturing 2.2%		
AGY Holding, 11.00%, 11/15/14	7,925	7,093
Amsted Industries, 8.125%, 3/15/18 (1)	11,350	12,074
Case New Holland, 7.75%, 9/1/13	10,800	11,556
Case New Holland, 7.875%, 12/1/17 (1)	33,000	36,300
Coleman Cable, 9.00%, 2/15/18	12,500	13,000
Columbus McKinnon, 8.875%, 11/1/13	12,770	12,961
CPM Holdings, 10.625%, 9/1/14 (1)	5,150	5,459
Esco, 8.625%, 12/15/13 (1)	10,457	10,908
Manitowoc, 8.50%, 11/1/20	7,525	7,694
RBS Global & Rexnord, 8.50%, 5/1/18	33,350	34,184
RBS Global & Rexnord, 11.75%, 8/1/16	1,000	1,055
SPX, 6.875%, 9/1/17 (1)	10,865	11,354
Terex, 8.00%, 11/15/17	13,705	13,568
Terex, 10.875%, 6/1/16	400	451
		177,657
Metals & Mining 4.2%		
AK Steel, 7.625%, 5/15/20	11,775	11,804
Algoma Acquisition, 9.875%, 6/15/15 (1)	14,350	12,628
Alrosa Finance, 7.75%, 11/3/20 (1)	13,975	14,045
Arch Coal, 8.75%, 8/1/16	9,750	10,676
CONSOL Energy, 8.00%, 4/1/17 (1)	22,165	23,717

CONSOL Energy, 8.25%, 4/1/20 (1)	9,550	10,362
FMG Finance, 7.00%, 11/1/15 (1)	18,290	18,700
Foresight Energy, 9.625%, 8/15/17 (1)	17,550	18,647
International Coal, 9.125%, 4/1/18	3,850	4,187
Metals USA, 11.125%, 12/1/15	11,490	12,065
New World Resources, 7.875%, 5/1/18 (EUR) (1)	14,484	18,991
Novelis, 11.50%, 2/15/15	20,625	25,472
Penn Virginia Resource, 8.25%, 4/15/18	6,965	7,104
Ryerson, VR, 0.00%, 2/1/15	2,500	1,138
Ryerson, Zero Coupon , 2/1/15 (1)	74,450	34,433
Ryerson Tull, STEP, 12.00%, 11/1/15	22,715	23,283
Severstal, 9.75%, 7/29/13 (1)	19,975	22,172
Severstal Columbus, 10.25%, 2/15/18 (1)	14,550	15,332
Steel Dynamics, STEP, 7.75%, 4/15/16	1,455	1,531
Teck Resources Limited, 9.75%, 5/15/14	3,185	3,945
Tube City IMS, 9.75%, 2/1/15	30,130	31,034
Vedanta Resources, 9.50%, 7/18/18 (1)	17,150	18,265
		339,531
Other Telecommunications 0.8%		
Broadview Networks, 11.375%, 9/1/12	12,950	12,432
Cincinnati Bell, 7.00%, 2/15/15	9,871	9,624
Level 3 Financing, 8.75%, 2/15/17	8,450	7,647
Level 3 Financing, 9.25%, 11/1/14	12,100	11,586
PAETEC Holding, 8.875%, 6/30/17	14,750	15,414
Windstream, 8.625%, 8/1/16	8,000	8,280
		64,983
Publishing 0.8%		
Cengage Learning Acquisitions, STEP, 13.25%, 7/15/15 (1)	18,265	18,904

McClatchy, 11.50%, 2/15/17	13,075	13,729
Nielsen Finance, 11.50%, 5/1/16	4,850	5,529
Nielsen Finance, 11.625%, 2/1/14	26,020	29,663
		67,825
Real Estate Investment Trust Securities 0.6%		
CB Richard Ellis, 6.625%, 10/15/20 (1)	11,900	11,959
CB Richard Ellis, 11.625%, 6/15/17	7,875	9,037
Reckson Operating, 6.00%, 3/31/16	5,016	5,121
Rouse Company, 6.75%, 5/1/13 (1)	4,025	4,206
Rouse Company, 6.75%, 11/9/15	20,517	21,030
		51,353
Restaurants 1.1%		
DineEquity, 9.50%, 10/30/18 (1)	15,050	15,501
Dunkin Finance, 9.625%, 12/1/18 (1)	16,475	16,537
O'Charleys, 9.00%, 11/1/13	8,965	9,077
Outback Steakhouse, 10.00%, 6/15/15	19,328	19,860
Wendy's/ Arby's, 10.00%, 7/15/16	23,850	25,937
		86,912
Retail 2.9%		
Burlington Coat Factory, 11.125%, 4/15/14	9,457	9,953
Dollar General, PIK, 11.875%, 7/15/17	11,843	13,738
Giraffe Acquisitions, 9.125%, 12/1/18 (1)	9,675	9,748
HSN, 11.25%, 8/1/16	3,725	4,256
J.C. Penney, 7.125%, 11/15/23	2,475	2,580
J.C. Penney, 7.40%, 4/1/37	8,290	7,813
Limited Brands, 8.50%, 6/15/19	9,425	10,839
Linens-N-Things, VR, 8.338%, 1/15/14 (7)	10,000	600

Macy's, 5.90%, 12/1/16	1,749	1,889
Michaels Stores, 7.75%, 11/1/18 (1)	16,225	15,900
Michaels Stores, 11.375%, 11/1/16	10,175	10,964
Michaels Stores, STEP, 0.00%, 11/1/16	23,550	23,020
Neiman Marcus Group, 10.375%, 10/15/15	32,275	33,889
Netflix, 8.50%, 11/15/17	11,498	12,907
QVC, 7.125%, 4/15/17 (1)	16,025	16,986
QVC, 7.50%, 10/1/19 (1)	17,775	19,108
Toys "R" Us - Delaware, 7.375%, 9/1/16 (1)	12,600	12,946
Toys "R" Us Property, 8.50%, 12/1/17	11,050	11,768
Yankee Acquisition, 8.50%, 2/15/15	14,550	15,096
		234,000
Satellites 2.0%		
GeoEye, 9.625%, 10/1/15	5,100	5,712
Hughes Network Systems, Series A, 9.50%, 4/15/14	7,925	8,084
Hughes Network Systems, Series B, 9.50%, 4/15/14	8,500	8,670
Intelsat, 11.25%, 2/4/17	57,400	59,983
Intelsat Jackson Holdings, 7.25%, 10/15/20 (1)	19,350	19,398
Intelsat Telecom Satellite, 11.25%, 6/15/16	11,125	11,848
Telesat Canada, 11.00%, 11/1/15	24,150	26,686
Telesat Canada, 12.50%, 11/1/17	13,475	15,631
Viasat, 8.875%, 9/15/16	6,090	6,455
		162,467
Services 5.9%		
Ace Hardware, 9.125%, 6/1/16 (1)	30,600	32,512
Anixter International, 10.00%, 3/15/14	9,700	11,179
Avis Budget Car Rental, 7.625%, 5/15/14	13,857	13,961
Avis Budget Car Rental, 7.75%, 5/15/16	1,610	1,594

Avis Budget Car Rental, 9.625%, 3/15/18	8,775	9,148
CDW, 11.00%, 10/12/15 (1)	23,650	24,419
CDW, PIK, 11.50%, 10/12/15 (1)	14,125	14,549
Deluxe, 7.375%, 6/1/15	17,750	18,371
Dycom Industries, 8.125%, 10/15/15	8,230	8,477
EC Finance, 9.75%, 8/1/17 (EUR) (1)	7,285	10,024
Education Management, 8.75%, 6/1/14	8,715	8,846
Education Management, 10.25%, 6/1/16	1,407	1,421
Europcar Groupe, VR, 4.55%, 5/15/13 (EUR) (1)	13,350	16,282
Fidelity National Information Services, 7.625%, 7/15/17 (1)	12,620	13,377
Fidelity National Information Services, 7.875%, 7/15/20 (1)	7,395	7,913
FTI Consulting, 6.75%, 10/1/20 (1)	7,725	7,879
FTI Consulting, 7.75%, 10/1/16	10,033	10,284
Garda World Security, 9.75%, 3/15/17 (1)	9,525	10,073
Hertz, 7.50%, 10/15/18 (1)	20,875	21,084
Hertz, 10.50%, 1/1/16	12,140	12,762
Hertz Holdings (Netherlands), 8.50%, 7/31/15 (EUR) (1)	9,700	13,221
Interline Brands, 7.00%, 11/15/18 (1)	5,875	6,051
iPayment, 9.75%, 5/15/14	14,775	13,704
iPayment Investors, PIK, 12.75%, 7/15/14 (1)	17,690	14,399
Mac-Gray, 7.625%, 8/15/15	12,693	12,487
Maxim Crane Works, 12.25%, 4/15/15 (1)	8,850	8,330
Open Solutions, 9.75%, 2/1/15 (1)	15,250	10,713
RSC Equipment Rental, 10.00%, 7/15/17 (1)	12,325	13,835
ServiceMaster, PIK, 10.75%, 7/15/15 (1)	29,266	31,022
Travelport, 11.875%, 9/1/16	5,425	5,533
U.S. Foodservice, VR, 10.75%, 6/30/15 (1)	17,825	18,449
United Rentals North America, 8.375%, 9/15/20	10,475	10,318
United Rentals North America, 10.875%, 6/15/16	31,825	36,121

West Corporation, 7.875%, 1/15/19 (1)	13,600	13,362
West Corporation, 8.625%, 10/1/18 (1)	16,995	17,547
West Corporation, 11.00%, 10/15/16	4,300	4,612
		483,859
Supermarkets 0.5%		
Rite Aid, 8.00%, 8/15/20 (1)	11,925	12,297
Rite Aid, 8.625%, 3/1/15	15,725	13,327
Rite Aid, 9.75%, 6/12/16	4,575	4,941
Rite Aid, 10.25%, 10/15/19	8,700	8,983
Rite Aid, 10.375%, 7/15/16	2,925	3,020
		42,568
Transportation 0.4%		
American Railcar, 7.50%, 3/1/14	4,335	4,351
Kansas City Southern de Mexico, 8.00%, 2/1/18	11,480	12,399
Kansas City Southern Railway, 13.00%, 12/15/13	1,208	1,450
Swift Transportation, FRN, 8.036%, 5/15/15 (1)	7,775	7,658
United Maritime, 11.75%, 6/15/15	9,600	9,360
Western Express, 12.50%, 4/15/15 (1)	825	702
		35,920
Transportation (Excluding Railroads) 0.3%		
DP World, 6.85%, 7/2/37 (1)	16,170	14,533
DP World Sukuk, 6.25%, 7/2/17 (1)	11,970	11,508
		26,041
Utilities 2.2%		
AES, 9.75%, 4/15/16	35,800	39,559
Calpine, 7.50%, 2/15/21 (1)	13,890	13,682
Calpine, 7.875%, 7/31/20 (1)	20,375	20,731

Energy Future Holdings, 10.00%, 12/1/20	25,900	26,547
North American Energy Alliance, 10.875%, 6/1/16 (1)	7,200	8,028
NRG Energy, 7.375%, 2/1/16	12,675	12,802
NRG Energy, 7.375%, 1/15/17	16,875	16,959
NRG Energy, 8.25%, 9/1/20 (1)	18,975	19,070
PNM Resources, 9.25%, 5/15/15	15,625	17,344
Reliant Resources, 7.875%, 6/15/17	5,457	5,075
		179,797
Wireless Communications 5.5%		
Clearwire, 12.00%, 12/1/15 (1)	55,015	58,453
Cricket Communications, 7.75%, 5/15/16	6,650	6,850
Cricket Communications, 10.00%, 7/15/15	23,410	24,698
Crown Castle, 9.00%, 1/15/15	11,250	12,375
Digicel, 8.25%, 9/1/17 (1)	15,225	16,062
Digicel, 12.00%, 4/1/14 (1)	6,450	7,514
Digicel Group, 8.875%, 1/15/15 (1)	8,125	8,247
Digicel Group, 10.50%, 4/15/18 (1)	16,495	18,227
IPCS, PIK, 3.537%, 5/1/14	11,221	10,745
MetroPCS Wireless, 7.875%, 9/1/18	25,250	26,134
Nextel Communications, 7.375%, 8/1/15	26,000	25,025
NII Capital, 8.875%, 12/15/19	10,875	11,854
NII Capital, 10.00%, 8/15/16	28,775	32,084
Sable International Finance, 7.75%, 2/15/17 (1)	9,800	10,461
SBA Communications, 8.00%, 8/15/16	4,300	4,644
SBA Communications, 8.25%, 8/15/19	3,250	3,559
Sprint Capital, 6.875%, 11/15/28	6,225	5,260
Sprint Capital, 8.75%, 3/15/32	26,955	26,618
Sprint Nextel, 8.375%, 8/15/17	66,475	69,134

Nuveen Investments, VR, 3.289%, 11/13/14	24,394	22,610
		45,087
Gaming 0.3%		
CCM Merger, VR, 8.50%, 7/21/12	10,539	10,531
Pokagon Gaming Authority, 9.00%, 8/15/12	13,147	12,555
		23,086
Health Care 0.4%		
Iasis Healthcare, PIK, 5.538%, 6/16/14	24,296	23,446
Warner Chilcott, VR, 6.50%, 2/22/16	9,975	10,067
		33,513
Information Technology 0.5%		
Infor Global Solutions, VR, 4.01%, 7/28/12	18,234	17,414
Infor Global Solutions, VR, 6.506%, 3/2/14	10,075	7,079
Skype Technologies, VR, 7.00%, 2/2/15	7,727	7,747
Softlayer Technologies, VR, 7.25%, 10/15/16	13,025	13,033
		45,273
Metals & Mining 0.2%		
Global Brass & Copper, VR, 10.251%, 7/29/15	15,650	15,806
		15,806
Publishing 0.1%		
Getty Images, VR, 5.25%, 10/18/16	6,300	6,345
		6,345
Restaurants 0.2%		
Outback Steakhouse, VR, 2.554%, 6/14/14	19,504	18,232
		18,232

CIT Group (5)	498	19,644
		30,434
Food/Tobacco 0.1%		
B&G Foods	724	9,258
		9,258
Forest Products 0.3%		
Rock-Tenn, Class A	148	8,009
Smurfit Kappa (EUR) (5)	20	180
Smurfit-Stone Container (5)	744	17,787
		25,976
Gaming 0.0%		
Lakes Entertainment (5)	747	1,607
		1,607
Real Estate Investment Trust Securities 0.2%		
General Growth Properties, REIT (5)	1,034	16,744
		16,744
Satellites 0.2%		
Loral Space & Communications (5)	211	15,415
		15,415
Textiles & Apparel 0.0%		
Anvil Holdings (5)	17	52
Anvil, Class A, Warrants, 2/5/12 (5)	193	4
Anvil, Class B, Warrants, 2/5/12 (5)	215	2
		58
Wireless Communications 0.3%		
MetroPCS Communications (5)	990	12,031

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $7,592,203)	$ 7,987,380
Interest and dividends receivable	156,955
Receivable for investment securities sold	60,721
Receivable for shares sold	9,728
Unrealized gain on forward currency exchange contracts	3,417
Unrealized gain on swaps	1,153
Other assets	5,393
Total assets	8,224,747
Liabilities	
Payable for investment securities purchased	38,974
Payable for shares redeemed	13,055
Unrealized loss on forward currency exchange contracts	4,895
Investment management fees payable	4,064
Written options (premiums $1,243)	2,719
Swap premiums received	2,710
Due to affiliates	603
Unrealized loss on swaps	246
Other liabilities	11,233
Total liabilities	78,499
NET ASSETS	$ 8,146,248
Net Assets Consist of:	
Undistributed net investment income	$ 81,532
Accumulated undistributed net realized loss	(418,577)
Net unrealized gain	392,945
Paid-in capital applicable to 1,213,203,805 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares authorized	8,090,348
NET ASSETS	$ 8,146,248

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the High Yield Fund original share class, referred to in this report as the Investor Class, offered since December 31, 1984, and the High Yield Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2010. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at November 30, 2010, totaled $(39,000) for the six months ended November 30, 2010.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2010, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 2% and 4% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2010, the fund’s exposure to options, based on underlying notional amounts, was generally between 0% and 1% of net assets. Transactions in written options and related premiums received during the six months ended November 30, 2010, were as follows:

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of November 30, 2010, the notional amount of protection sold by the fund totaled $35,000,000 (0.4% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2010, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2010, approximately 88% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche) and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments) and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, and TBA purchase commitments (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2010, securities valued at $1,284,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of November 30, 2010, collateral pledged by counterparties to the fund consisted of securities valued at $1,214,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,051,919,000 and $2,511,023,000, respectively, for the six months ended November 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2010, the fund had $543,937,000 of unused capital loss carryforwards, which expire: $108,310,000 in fiscal 2011, $20,540,000 in fiscal 2016, $347,984,000 in fiscal 2017, and $67,103,000 in fiscal 2018.

At November 30, 2010, the cost of investments for federal income tax purposes was $7,560,704,000. Net unrealized gain aggregated $424,444,000 at period-end, of which $515,050,000 related to appreciated investments and $90,606,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2010, expenses incurred pursuant to these service agreements were $99,000 for Price Associates; $632,000 for T. Rowe Price Services, Inc.; and $178,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended November 30, 2010, the fund was allocated $867,000 of Spectrum Funds’ expenses and $1,130,000 of Retirement Funds’ expenses. Of these amounts, $1,292,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2010, approximately 19% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 22% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 21, 2011